UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K-A

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

August 24, 2011	000-30237
Date of Report (Date of earliest event reported)	Commission File Number

REGENECA, INC.

(Exact name of registrant as specified in its charter)

Nevada	88-0467241
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

1 Technology, Suite C515 Irvine, CA 92618
(Address of Principal Executive Offices) (Zip Code)

(949) 887-6890
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      . Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      . Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      . Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      . Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

This Amendment to the Current Report on Form 8-K originally filed on August 25, 2011 is filed to include the auditors letter of M&K CPAS, PLLC, which was received by the Company on September 16, 2011.

Item 9.01	Financial Statements and Exhibits.

(d)

Exhibits

16.1

Letter of M&K CPSA, PLLC.

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REGENECA, INC.

September 19, 2011		/s/MATTHEW NICOSIA
	Name:	Matthew Nicosia
	Title:	CEO and Chairman